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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549
                               ______________

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934
                               ______________

       Date of Report (Date of earliest event reported) July 11, 1996


                       J.P. MORGAN & CO. INCORPORATED
           (Exact name of registrant as specified in its charter)



         DELAWARE                  1-5885                    13-2625764
  (State or other juris-         (Commission               (IRS Employer
diction of incorporation)       File Number)            Identification No.)



        60 WALL STREET, NEW YORK, NEW YORK                  10260-0060
     (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code (212) 483-2323
      _________________________________________________________________


        (Former name or former address, if changed since last report)
 ___________________________________________________________________________
 ___________________________________________________________________________


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ITEM 5.  OTHER EVENTS

         On July 11, 1996, the Registrant issued a press release announcing its earnings for the three-month period ended June 30, 1996. A copy of such press release is filed herein as Exhibit 99.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE.  The financial statements included in this report are not required to be filed as part of this report.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

            99. Copy of press release of J.P. Morgan & Co. Incorporated dated July 11, 1996.


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                                 SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        J.P. MORGAN & CO. INCORPORATED
                        ______________________________
                        (REGISTRANT)







                        /s/      PATRICIA A. JONES
                        ____________________________
                        NAME:  PATRICIA A. JONES
                        TITLE: MANAGING DIRECTOR



DATE: July 11, 1996



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                                EXHIBIT INDEX
                                -------------


     Exhibit 99. Copy of press release of J.P. Morgan & Co. Incorporated dated July 11, 1996.